CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statements of Additional Information constituting parts of this Post Effective Amendment No. 33 to the registration statement on Form N-1A (the "Registration Statement") of our reports dated December 12, 1996, relating to the financial statements and financial highlights appearing in the October 31, 1996 Annual Reports to Shareholders of John Hancock Global Fund, John Hancock International Fund, John Hancock Short-Term Strategic Income Fund and John Hancock World Bond Fund, which appear in such Statements of Additional Information and to the incorporation by reference of our reports into the Prospectuses which constitute parts of this Registration Statement. We also consent to the references to us under the headings "Independent Auditors" in such Statements of Additional Information and to the references to us under the headings "Financial Highlights" in such Prospectuses.




/s/PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 24, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post Effective Amendment No. 33 to the registration statement on Form N-1A (the "Registration Statement") of our report dated December 12, 1996, relating to the financial statements and financial highlights appearing in the October 31, 1996 Annual Report to Shareholders of John Hancock Special Opportunities Fund, which appears in such Statement of Additional Information and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Auditors" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in such Prospectus.




/s/PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 24, 1997

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" for Growth Fund in the John Hancock Growth Funds Prospectus and "Independent Auditors" in the John Hancock Growth Fund Class A and Class B Shares Statement of Additional Information in Post-Effective Amendment No. 33 to the Registration Statement (Form N-1A No. 33-4559) dated March 1, 1997.

We also consent to the incorporation by reference therein of our report dated December 10, 1996, with respect to the financial statements and financial highlights of the John Hancock Growth Fund (one of the portfolios constituting John Hancock Investment Trust III) in the Form N-1A.



                                                      /s/ERNST & YOUNG LLP
                                                      ERNST & YOUNG LLP
Boston, Massachusetts
February 24, 1997